CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Apr. 28, 2012	Apr. 30, 2011
Redeemable Preferred Shares, par value	$ 0.001	$ 0.001
Redeemable Preferred Shares, shares authorized	5,000	5,000
Redeemable Preferred Shares, shares issued	204	0
Common stock, par value	$ 0.001	$ 0.001
Common stock, shares authorized	300,000	300,000
Common stock, shares issued	91,376	90,465
Treasury stock, shares	33,722	33,410